Exhibit 10.7

Certificate

Number

SEE REVERSE FOR CERTAIN RESTRICTIONS

Shares

   - XXX -

   YYYYY

GOLDLAND HOLDINGS CO.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SERIES A PREFERRED STOCK

The Corporation is authorized to issue 1,005,000,000, consisting of 1,000,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

This Certifies that       XXXXX       is the owner of    YYYY     fully paid and non-assessable shares of the Series A Preferred Stock, par value $0.0001 per share, of GOLDLAND HOLDINGS CO. (the “Corporation”).

This Certificate is transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this ____ day of ____________________, 20___.

_______

CHIEF EXECUTIVE OFFICER

SECRETARY

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES ARE “RESTRICTED SECURITIES” AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH SALE, PLEDGE, OR TRANSFER WOULD BE IN VIOLATION OF THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - AS TENANTS IN COMMON

UNIF GIFT MIN ACT -

 CUSTODIAN

TEN ENT - AS TENANTS BY THE ENTIRETIES

(CUST)   (MINOR)

JT TEN  - AS JOINT TENANTS WITH RIGHT OF

UNDER UNIFORM GIFTS TO MINORS

SURVIVORSHIP AND NOT AS TENANTS IN

ACT

  (STATE)

COMMON

ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED,

 HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

 SHARES

OF PREFERRED STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED

NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.